UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 12, 2021

STEWART INFORMATION SERVICES CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-02658	74-1677330
(STATE OR OTHER JURISDICTION)	(COMMISSION FILE NO.)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

1360 Post Oak Blvd, Suite 100, Houston, Texas  77056

(Address Of Principal Executive Offices)  (Zip Code)

Registrant's Telephone Number, Including Area Code: (713) 625-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	STC	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 12, 2021, Stewart Information Services Corporation (the “Company”), entered into that certain Stock Purchase Agreement (the “Agreement”) by, between and among the Company, Equimine, a California corporation doing business as PropStream (“Equimine” or “PropStream), the shareholders of Equimine set forth on the signature page thereto (the “Sellers”) and Nedal Makarem, in his individual capacity and as the Seller Representative (“Makarem”, and together with the Sellers, the “Seller Parties”), pursuant to which the Company will acquire all of the outstanding capital stock of Equimine. Following the transaction, Equimine will continue as a wholly-owned subsidiary of the Company.

Under the terms and conditions of the Agreement, the aggregate consideration to be paid to the Sellers in the transaction will consist of $175 million in cash, subject to customary adjustments, including adjustments to reflect changes in the Company’s indebtedness and operating cash on hand and for the Company’s transaction expenses. The transaction will be funded with the Company’s available resources. The Company expects to close the transaction on November 15, 2021.

The Company and the Sellers have each made customary representations and warranties and agreed to customary covenants in the Agreement. At closing, the Company will obtain a representation and warranty insurance policy to insure against certain losses arising from breaches of, or inaccuracies in, the representations and warranties of the Sellers in the Agreement. Except with respect to losses arising from any breach of any Fundamental Representations (as defined in the Agreement), Extended Representations (as defined in the Agreement) or in the event of fraud, and subject to an indemnity escrow and continuing indemnification obligations with respect to certain customary matters, including, among others, certain tax matters, the Company will not have recourse against the Seller Parties after the closing date with respect to breaches of the Seller Parties’ or the Company’s representations and warranties in the Agreement.

The transaction is subject to the satisfaction or waiver of customary closing conditions, including, among others, (a) the accuracy of the representations and warranties of each party (subject to specified materiality standards), (b) compliance by each party in all material respects with their respective agreements, covenants and obligations, (c) the entry into employment agreements with certain agreed executives of Equimine, and (d) the receipt of certain third party consents.

In addition, the Agreement includes customary covenants for a transaction of this sort, including a five-year non-solicitation covenant of the Seller Parties with respect to certain employees or independent contractors and customers of Equimine and a five-year non-competition agreement not to engage in or with any business engaged directly or indirectly in the business of Equimine as currently conducted.

The representations, warranties, and covenants contained in the Agreement have been made solely for the benefit of the parties thereto. In addition, such representations, warranties, and covenants (a) have been made only for purposes of the Agreement, (b) are subject to certain materiality qualifications contained in the Agreement which may differ from what may be viewed as material by investors, (c) were made only as of the date of the Agreement or as of the prospective closing date or such other date as is specified in the Agreement, and (d) have been included in the Agreement for the purpose of allocating risk among the contracting parties rather than establishing matters as fact. Accordingly, the Agreement is included with this filing only to provide investors with information regarding the terms of the Agreement, and not to provide investors with any other factual information regarding the parties thereto or their respective businesses. Investors should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Company’s Proxy Statement, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and other documents that the Company files with the U.S. Securities and Exchange Commission.

The foregoing description of the Agreement and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Agreement attached hereto as Exhibit 10.1.

ITEM 8.01. OTHER EVENTS.

On November 12, 2021, the Company issued a press release announcing the entry into a definitive agreement to acquire PropStream. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS

Exhibit No.	Description

10.1	Stock Purchase Agreement, dated as of November 12, 2021, by and among Stewart Information Services Corporation, Equimine, the shareholders of Equimine set forth on the signature page thereto, and Nedal Makarem, as an individual and in the capacity of the Seller Representative thereunder.*
99.1	Press release of Stewart Information Services Corporation November 12, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Annexes, schedules and certain exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Stewart Information Services Corporation hereby undertakes to furnish supplemental copies of any of the omitted annexes, schedules and exhibits upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEWART INFORMATION SERVICES CORPORATION (Registrant)

By:	/S/ David C. Hisey
(David C. Hisey, Chief Financial Officer, Secretary and Treasurer)

Date: November 12, 2021